Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Aptus Collared Income Opportunity ETF (ACIO)
(the “Fund”)

February 18, 2020

Supplement to the
Summary Prospectus and Prospectus,
each dated June 25, 2019

Effective immediately, the following replaces the first three paragraphs of the section entitled “Principal Investment Strategy” on pages 1–2 of the Fund’s Summary Prospectus and pages 3–4 of the Fund’s Prospectus:
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective principally by investing in a portfolio of large capitalization U.S.-listed equity securities and an options collar (i.e., a mix of written (sold) call options and long (bought) put options) on the same underlying equity securities or on an index tracking the large capitalization segment of the U.S. equity market (a “U.S. Large Cap Index”). The equity securities and options held by the Fund must be listed on a U.S.-exchange, and the equity securities may include common stocks of U.S. companies, American Depositary Receipts (“ADRs”) (i.e., receipts evidencing ownership of foreign equity securities), and real estate investment trusts (“REITs”).  The Fund will typically limit investments in ADRs to approximately 20% of the Fund’s net assets.
Aptus Capital Advisors, LLC, the Fund’s investment adviser (“Aptus” or the “Adviser”), selects the Fund’s equity securities based on the Adviser’s assessment of the likelihood that the dividends paid by the issuer will increase or remain stable and based on the liquidity of the options available for such security. The Adviser considers factors primarily related to yield, earnings growth, revenue growth, and distribution history in assessing the likelihood that the dividends paid by an issuer will increase or remain stable. The Fund’s portfolio will typically consist of approximately 50 equity securities across a variety of industries, with generally no more than 30% of the Fund’s net assets invested in companies in a single sector. The Adviser may replace a security if it believes another security offers a better value proposition, with a bias for low portfolio turnover.
The Fund’s options collar strategy typically consists of two components: (i) selling covered call options on up to 100% of the equity securities held by the Fund to generate premium from such options, while (ii) simultaneously reinvesting a portion of such premium to buy put options on a U.S. Large Cap Index to “hedge” or mitigate the downside risk associated with owning equity securities. The Fund seeks to generate income from the combination of dividends received from the equity securities held by the Fund and premiums received from the sale of options.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

Aptus Collared Income Opportunity ETF (ACIO)
(the “Fund”)

February 18, 2020

Supplement to the
Statement of Additional Information (“SAI”),
dated June 25, 2019

Effective immediately, the following replaces the second paragraph of the “Purchase and Redemption of Shares in Creation Units– Procedures for Purchase of Creation Units” section on pages 23–24 of the Fund’s SAI.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is 3:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
Also effective immediately, the following replaces the first paragraph of the“Purchase and Redemption of Shares in Creation Units–Procedures for Redemption of Creation Units” section on page 26 of the Fund’s SAI.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.